Exhibit 10.14

FIRST AMENDMENT

TO

SHOPPING CENTER PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO SHOPPING CENTER PURCHASE AND SALE AGREEMENT (“Amendment”) is made as of December 8, 2017 by and between RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership (“Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Purchaser”).

WITNESSETH:

A.       Seller, as Seller, and Purchaser, as Purchaser, are parties to a certain Shopping Center Purchase and Sale Agreement dated November 21, 2017 (“Agreement”) with respect to the shopping center commonly known as Rolling Meadows Shopping Center located in Rolling Meadows, Illinois as more particularly described in the Agreement.

B.       Seller and Purchaser desire to amend the Agreement as more particularly set forth below.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and in said Purchase Agreement, Seller and Buyer agree as follows:

1.       Capitalized terms used herein but not defined shall have the meanings when used herein set forth for the same in the Agreement.

2.       Section 2.1 of the Agreement is hereby amended by deleting the phrase “Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00)” and by substituting the phrase “Seventeen Million Three Hundred Fifty Thousand and 00/100 Dollars ($17,350,000.00)” in lieu thereof.

3.       Upon the full execution and delivery hereof, this Amendment shall constitute timely delivery of a Satisfaction Notice by Purchaser to Seller as permitted under Section 3.5 of the Agreement.

4.       As amended hereby, the Agreement is hereby restated and republished in its entirety and the same shall be deemed to be in full force and effect. This Amendment may be executed in any number of counterpart originals, each of which, when taken together, shall be deemed to be one and the same instrument. Executed copies of this Amendment may be delivered between the parties via e-mail.

IN WITNESS WHEREOF, the parties have executed this Amendment.

SELLER:

RAMCO-GERSHENSON PROPERTIES, L.P.,
a Delaware limited partnership

By:	Ramco-Gershenson Properties Trust,
a Maryland real estate investment trust, its
General Partner

	By:	/s/ Catherine Clark
	Name:	Catherine Clark
	Its:	Executive Vice President – Transactions

PURCHASER:

THE PHILLIPS EDISON GROUP LLC,
an Ohio limited liability company

By:	/s/ Tanya E. Brady
Tanya E. Brady, Vice President